UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On September 30, 2018, United Royale Holdings Corp. (“URYL” or the “Company”) and Mr. CHEN Zheru (“Seller”), representing the sole shareholder of IV Enterprises Development Limited, a Seychelles corporation (“IVED”), entered into a Sale and Purchase Agreement, pursuant to which URYL acquired 100% (one hundred percent) of the shareholding of IVED. In consideration for the transfer by Seller to URYL of the Share and the Purchased Assets, URYL shall assume the Assumed Liabilities and pay to Seller US$1 in cash at Closing.

The following unaudited pro forma condensed consolidated financial statements have been derived by the application of adjustments to the Company’s historical consolidated financial statements. The unaudited pro forma condensed consolidated financial statements of income for the six months ended June 30, 2018 and for the fiscal year ended December 31, 2017 are presented as if the acquisition had occurred on January 1, 2017. The unaudited pro forma condensed consolidated balance sheets as of June 30, 2018 and December 31, 2017 are presented as if the acquisition had occurred on January 1, 2017.

Historical financial information for the fiscal year ended December 31, 2017 has been derived from audited historical consolidated financial statements included in the Company’s 2017 Annual Report on Form 10-K. Historical financial information for the Company as of and for the six months ended June 30, 2018 has been derived from unaudited historical consolidated condensed financial statements included in the Company’s Quarterly Report on Form 10-Q.

The unaudited pro forma condensed consolidated balance sheets and condensed consolidated statements of income are provided for informational purposes only and should not be construed to be indicative of the Company’s consolidated financial position or results of operations had the transaction been consummated on the date assumed and do not project the Company’s consolidated financial position or results of operations for any future period or date.

The unaudited pro forma consolidated balance sheets and unaudited pro forma consolidated statements of income were derived by adjusting the Company’s historical consolidated financial statements for the acquisition of IVED. The unaudited pro forma condensed combined statements of income do not include the impact of any potential cost savings or one-time costs that may result from the acquisition.

UNITED ROYALE HOLDINGS CORP.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2018

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	As Reported	Pro Forma Adjustments		Pro Forma

Revenue	$-	$-		$-

Cost of revenue	-	-		-

Gross Profit	-	-		-

Operating expenses
- General and Administrative	(75,121)	(7,339)	(a)	(82,460)

Loss From Operations	(75,121)	(7,339)		(82,460)

Foreign currency loss and other income (expense), net	59	-		59

Loss Before Income Tax	(75,062)	(7,339)		(82,401)

Income tax expense	-	-		-

Net Loss	$(75,062)	$(7,339)		$(82,401)

Net Loss per share:
Basic and diluted	$(0.00)	-		$(0.00)

Weighted-average common shares outstanding:
Basic and diluted	141,965,520	-		141,965,520

The accompanying notes are an integral part of this unaudited pro forma consolidated financial statements

UNITED ROYALE HOLDINGS CORP.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	As Reported	Pro Forma Adjustments		Pro Forma

Revenue	$12,500	$-		$12,500

Cost of revenue	(10,000)	-		(10,000)

Gross Profit	2,500	-		2,500

Operating expenses
- General and Administrative	(45,003)	(22,608)	(a)	(67,611)

Loss From Operations	(42,503)	(22,608)		(65,111)

Foreign currency loss and other income (expense), net	(147)	-		(147)

Loss Before Income Tax	(42,650)	(22,608)		(65,258)

Income tax expense	-	-		-

Net Loss	$(42,650)	$(22,608)		$(65,258)

Net Loss per share:
Basic and diluted	$(0.00)	-		$(0.00)

Weighted-average common shares outstanding:
Basic and diluted	198,677,849	-		198,677,849

The accompanying notes are an integral part of this unaudited pro forma consolidated financial statements

UNITED ROYALE HOLDINGS CORP.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2018

(Currency expressed in United States Dollars (“US$”), except for number of share)

	As Reported	Pro Forma Adjustments		Pro Forma

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$352,603	$27,237	(b)	$379,840
Prepaid expenses	5,275	1,643	(c)	6,918
TOTAL CURRENT ASSETS	357,878	28,880		386,758

NON-CURRENT ASSETS:
Plant and equipment, net	2,585	1,578	(d)	4,163
Biological Assets	-	24,455	(e)	24,455

TOTAL ASSETS	$360,463	$54,913		$415,376

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accrued liabilities	$9,300	$297	(f)	$9,597
Due to Director	4,028	88,622	(g)	92,650
TOTAL CURRENT LIABILITIES	13,328	88,919		102,247
TOTAL LIABILITIES	13,328	88,919		102,247

STOCKHOLDERS’ DEFICIT:
Preferred stock, $0.0001 par value; 200,000,000 shares authorized; None issued and outstanding	-			-
Common stock, $ 0.0001 par value; 600,000,000 shares authorized; 141,965,520 shares issued and outstanding as of June 30, 2018	14,197	-		14,197
Additional paid-in capital	643,448	-		643,448
Accumulated other comprehensive income	-	180	(h)	180
Accumulated deficit	(310,510)	(34,186	)(i)	(344,696)
TOTAL STOCKHOLDERS’ DEFICIT	347,135	(34,006)		313,129

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$360,463	$54,913		$415,376

The accompanying notes are an integral part of this unaudited pro forma consolidated financial statements

UNITED ROYALE HOLDINGS CORP.

UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2017

(Currency expressed in United States Dollars (“US$”), except for number of share)

	As Reported	Pro Forma Adjustments		Pro Forma

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$440,868	$7,815	(b)	$448,683
Prepaid expenses	425	1,640	(c)	2,065
TOTAL CURRENT ASSETS	441,293	9,455		450,748

NON-CURRENT ASSETS:
Plant and equipment, net	3,232	1,667	(d)	4,899
Biological Assets	-	24,395	(e)	24,395

TOTAL ASSETS	$444,525	$35,517		$480,042

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accrued liabilities	$18,300	$296	(f)	$18,596
Due to Director	4,028	62,009	(g)	66,037
TOTAL CURRENT LIABILITIES	22,328	62,305		84,633
TOTAL LIABILITIES	22,328	62,305		84,633

STOCKHOLDERS’ DEFICIT:
Preferred stock, $0.0001 par value; 200,000,000 shares authorized; None issued and outstanding	-			-
Common stock, $ 0.0001 par value; 600,000,000 shares authorized; 141,965,520 shares issued and outstanding as of December 31, 2017	14,197	-		14,197
Additional paid-in capital	643,448	-		643,448
Accumulated other comprehensive loss	-	(1,230	)(h)	(1,230)
Accumulated deficit	(235,448)	(25,558	)(i)	(261,006)
TOTAL STOCKHOLDERS’ DEFICIT	422,197	(26,788)		395,409

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$444,525	$35,517		$480,042

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2018 and for the fiscal year ended December 31, 2017 are presented as if the acquisition had occurred on January 1, 2017. The unaudited pro forma condensed consolidated balance sheets as of June 30, 2018 and December 31, 2017 are presented as if the acquisition had occurred on January 1, 2017.

The unaudited pro forma condensed consolidated financial statements reflect the following adjustments:

(a)	Reflect the adjustment to general and administrative expense incurred by IVED and its subsidiaries
(b)	Reflect the adjustment to cash and cash equivalent being held by IVED and its subsidiaries
(c)	Reflect the adjustment to current assets of prepayments and deposits owned by IVED and its subsidiaries
(d)	Reflect the adjustment to plant and equipment owned by IVED and its subsidiaries
(e)	Reflect the adjustment to non-current assets of biological assets owned by IVED and its subsidiaries
(f)	Reflect the adjustment to current liabilities of accrued liabilities being held by IVED and its subsidiaries
(g)	Reflect the adjustment to amount due to a director held by IVED and its subsidiaries
(h)	Reflect the adjustment to the accumulated other comprehensive income made by IVED and its subsidiaries
(i)	Reflect the adjustment to the accumulated deficit made by IVED and its subsidiaries